UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2019

Dover Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3005 Highland Parkway Downers Grove, Illinois		60515
(Address of Principal Executive Offices)		(Zip Code)

(630) 541-1540

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 1, 2019, the Board of Directors (the “Board”) of Dover Corporation (the “Company”) amended and restated the Company’s Amended and Restated By-laws (as so further amended and restated, the “By-laws”). The amendments to the By-Laws include, among other things, the following:

•	Revisions to Article II, Sections 1 and 2 to provide the Company with flexibility regarding the location, if any, of stockholder meetings (Article II, Section 1 (Place of all Meetings) and 2 (Annual meeting of stockholders’ notice of meetings)) and related changes throughout the Bylaws;

•	Revisions to Article II, Section 8 to revise the standard for stockholder voting to conform with the Delaware General Corporation Law, and to clarify the Board’s ability to adopt rules and regulations for the conduct of any meeting of the stockholders (Article II, Section 8 (Quorum at stockholders’ meetings; conduct of meetings));

•	Revisions to Article II, Section 9 to expressly reflect the Board’s confidentiality policies (Article II, Section 9 (Election of Directors));

•	Revisions to Article IV, Section 3 to clarify the Board’s authority to delegate to any officer the ability to appoint other officers (Article IV, Section 3 (Delegation of authority));

•	Revisions to Article XIII to change the voting standard for stockholder approval of bylaw amendments to approval by holders of a majority of the outstanding stock entitled to vote thereon (Article XIII (Amendments)); and

•	Certain ministerial changes and refinements throughout the Bylaws.

This description of the amendments to the By-laws is a summary only and is qualified in its entirety by reference to the full text of the By-laws, a copy of which is included as Exhibit 3.1 to this report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Amended and Restated Bylaws of Dover Corporation (as amended through August 1, 2019).

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2019	DOVER CORPORATION
(Registrant)

	By:	/s/ Ivonne M. Cabrera
Ivonne M. Cabrera
Senior Vice President, General Counsel & Secretary

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